North Square Preferred and Income Securities Fund
(formerly known as the North Square Oak Ridge Dividend Growth Fund)
TICKER: Class I ORDNX
Summary Prospectus
January 11, 2022

Before you invest, you may want to review the North Square Preferred and Income Securities Fund’s (the “Fund’) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at https://northsquareinvest.com/fund-reports-holding. You may also obtain this information at no cost by calling 1-855-551-5521 or by e-mail at info@nothsquareinvest.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 11, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Fund (formerly known as the North Square Oak Ridge Dividend Growth Fund) is to seek total return through current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None
Redemption fee (as a percentage of amount redeemed)		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.75%
Distribution and service (Rule 12b-1) fees		None
Other expenses		0.68%
Shareholder servicing fee	0.09%
All other expenses	0.59%
Total annual fund operating expenses[1]		1.43%
Fees waived and/or expenses reimbursed		-0.46%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,2]		0.97%

1.The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund but does not include the effect of unused 12b-1 fees returned from the Fund’s former closed class.
2.North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.97% of the average daily net assets of Class I shares of the Fund, respectively. This agreement is in effect until September 30, 2029, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested by the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until September 30, 2029). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I shares	$99	$309	$536	$1,319

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 28% of the average value of its portfolio.

Principal Investment Strategies
The Fund pursues its investment objective by primarily investing in preferred and debt securities and other income producing securities and securities of other investment companies, such as exchange-traded funds (“ETFs”). In pursuing the Fund’s investment strategy, Red Cedar Investment Management, LLC (“Red Cedar” or, the “Sub-Adviser”) seeks to identify securities it believes are undervalued considering credit quality, optionality, security structure and other investment characteristics. More specifically, the Fund’s Sub-Adviser seeks to identify securities which it believes offer attractive income and risk adjusted return characteristics. The Sub-Adviser takes into account prevailing market factors while building a portfolio of broadly diversified issuers.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of preferred and debt securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; Additional Tier 1 securities (“AT1s”), also known as contingent convertible securities, and securities of other open-end, closed-end or ETFs that invest primarily in preferred and/or debt securities

The Fund may invest over 25% of its net assets in the financials sector, which is comprised of the bank, diversified financials, real estate (including real estate investment trusts) and insurance industries. The Fund may also have 25% or more of its net assets invested in other sectors or industries including (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Adviser retains broad discretion to allocate the Fund's investments across various sectors and industries.

The Fund may invest without limit in securities of non-U.S. companies, which may be non-U.S. dollar denominated. The Fund may invest up to 20% in emerging market local currency. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries.

The Fund may invest in preferred and debt securities of any maturity or credit rating, including investment grade securities, below investment grade securities and unrated securities.

The Fund may utilize, without limitation, derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may sell short debt securities, equities, ETF's or other cash securities.

Principal Risks of Investing
Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Credit and Subordination Risk, Preferred Securities Risk, Hybrid Security Risk, Additional Tier 1 Securities Risk, Optionality Risk, Foreign Investments Risk, Rule 144A and Regulation S Securities Risk, Currency Risk, Emerging Markets Risk, Derivatives and Hedging Transactions Risk, and LIBOR Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; and special redemption rights. In addition, the on-going COVID-19 outbreak has increased certain risks associated with investing in preferred securities. The impact of the COVID-19 outbreak could persist for years to come and the full impact to financial markets is not yet known.

Hybrid Security Risk. Hybrid securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Hybrid securities may encompass several risks compared in other securities. Credit Risk is primary among these as Hybrids are generally subordinated debt instruments. Ratings may be two to three notches below that of the company’s senior debt.

Additional Tier 1 Securities Risk. AT1s, also known as contingent convertible securities, are debt or preferred securities with loss absorption characteristics that provide for an automatic write-down of the principal amount or value of securities or the mandatory conversion into common shares of the issuer under certain circumstances. A mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening the Fund’s standing in a bankruptcy). In addition, some AT1s provide for an automatic write-down of capital under such circumstances.

Optionality Risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates or in securities with a higher risk of default, which may adversely impact the Fund’s performance. Such redemptions and subsequent reinvestments would also increase the Fund's portfolio turnover. If the called bond was purchased or is currently valued at a premium, the value of the premium may be lost in the event of prepayment. Similarly, a company may choose not to call a security. In the case of a security with a long maturity date or perpetual security this may extend duration. Extension of the securities duration could increase the price sensitivity to changes in interest rates. Also, this may limit the ability to sell this security to purchase more attractive opportunities in the Fund.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.
Rule 144A and Regulation S Securities Risk. Certain securities in which the Fund may invest are Rule 144A and Regulation S Securities. Rule 144A and Regulation S Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political, and legal systems than those of more developed countries.

Derivatives and Hedging Transactions Risk. Many of the risks applicable to trading the underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. Additional risks associated with derivatives trading include but not limited to: counterparty risk, exchange or swap execution facility risk, collateral risk and market risk.

LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rate (“LIBOR”), intends to cease making LIBOR available as a reference rate over a phase-out period that is currently expected to begin after the end of 2021, although the specific timing of the phase out of LIBOR continues to be discussed and negotiated across the industry and in various jurisdictions. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

Effective January 11, 2022, the Fund made certain changes to its investment objective and principal investment strategies, including the modification of the strategies to invest in a portfolio of preferred and debt securities issued by U.S. and non-U.S. companies. Prior to January 11, 2022, the Fund invested primarily in equity securities that had a record of paying dividends over at least a trailing one year period. Effective January 11, 2022, the Fund’s sub-adviser also changed. Accordingly, the performance shown below for periods prior to January 11, 2022, is based on the Fund’s prior investment objective and principal investment strategies, as implemented by the Fund’s previous sub-adviser, and may not be representative of the Fund’s performance under its current principal investment strategies.

The Fund has adopted the historical performance of the Oak Ridge Dividend Growth Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially the same investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

35%
30%
25%
20%
15%
10%
5%
0%
-5%
10.86%
-0.91%
10.65%
20.56%
-0.95%
30.48%
12.26%
2014
2015
2016
2017
2018
2019
2020

The year-to-date return as of June 30, 2021 was 14.71%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	18.53%	Quarter ended 6/30/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-20.16%	Quarter ended 3/31/2020

Average Annual Total Returns (for periods ended December 31, 2020)	1 Year	5 Year	Since Inception	Inception Date/From
Class I - Return Before Taxes	12.26%	14.12%	12.63%	6/28/2013
Class I - Return After Taxes on Distributions	11.47%	13.48%	12.03%	6/28/2013
Class I - Return After Taxes on Distributions and Sale of Fund Shares	7.74%	11.20%	10.19%	6/28/2013
ICE BofAML Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)	6.94%	6.38%	6.67%	6/28/2013
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes) (1)	18.40%	15.22%	14.26%	6/28/2013
(1) Effective January 11, 2022, the ICE BofAML Fixed Rate Preferred Securities Index has replaced the S&P 500 Total Return Index as the Fund’s primary benchmark as the ICE BofAML Fixed Rate Preferred Securities Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Red Cedar Investment Management, LLC is the Fund’s investment sub-adviser.

Portfolio Managers

The Sub-Adviser’s portfolio management team is comprised of John L. Cassady, III, David L. Withrow, Michael J. Martin, and Brandon F. Bajema of the Sub-Adviser. Messrs. Cassady, Withrow, Martin, and Bajema are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been portfolio managers of the Fund since January 2022.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class I Shares
All Accounts	$1,000,000	None
Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.